Helen of Troy Issues Statement EL PASO, Texas--(BUSINESS WIRE)-- Helen of Troy Limited (NASDAQ: HELE) (“Helen of Troy” or the “Company”) issued the following statement in response to Empower Brands Holdings Group, LLC (“Empower Brands”), which is owned by Spectrum Brands Holdings, Inc. (NYSE: SPB) (“Spectrum Brands”) and Oaktree Capital Management, L.P. (“Oaktree”): The Helen of Troy Board of Directors unanimously determined that Empower Brands’ unsolicited, non-binding proposal to acquire Helen of Troy, which remains unchanged at $37.00 per share in cash, significantly undervalues the Company and its prospects for continued growth and value creation. The Board is confident that the Company’s standalone strategic plan will deliver more value to shareholders than this proposal. Helen of Troy has a new CEO, a refreshed Board and a plan that is already delivering results, with a raised outlook for fiscal 2027, expanding margins and a significantly strengthened balance sheet. Spectrum Brands and Oaktree are opportunistically seeking to capture the upside inherent in the execution of Helen of Troy’s plan. The Board, alongside its financial and legal advisors, has carefully evaluated each of Empower Brands’ overtures. This includes Spectrum Brands’ March 2025 idea for Helen of Troy to acquire Spectrum Brands’ Household & Personal Care business using the Company’s shares, which did not provide an appropriate basis for further discussion. In determining that Empower Brands’ October 12, 2026, proposal substantially undervalues Helen of Troy, the Company’s management team and its advisors engaged with their counterparts at Spectrum Brands at every outreach received. As previously disclosed, Helen of Troy was prepared to share its detailed financial plan with Empower Brands under a customary non-disclosure agreement. Empower Brands declined. Helen of Troy has since publicly disclosed its summary-level five-year outlook, giving Empower Brands and Helen of Troy shareholders a view of the plan and the value it is designed to deliver. Absent a compelling proposal that fairly values Helen of Troy, there is no reason to share additional details with a competitor. The Board remains open to opportunities that are in the best interests of Helen of Troy and its shareholders and will appropriately consider opportunities consistent with its fiduciary duties. About Helen of Troy Limited Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative products and solutions for its customers through a diversified portfolio of well-recognized and widely- trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools, Drybar, Exhibit 99.1

Curlsmith, Revlon and Olive & June. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors. For more information about Helen of Troy, please visit http://investor.helenoftroy.com Forward-Looking Statements Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “ongoing”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address our strategic plans, operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, debt reduction, earnings per share results, and statements expressing general expectations about future operating results, are forward- looking statements and are based upon its current expectations and various assumptions. The Company currently believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks, many of which are beyond the Company’s control, that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the year ended February 28, 2026, and in the Company’s other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company’s ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company’s central global Enterprise Resource Planning systems and other peripheral information systems, risks associated with the use of licensed trademarks from or to third parties, the Company’s ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company’s gross profit and operating results, the Company’s dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company’s dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers or diversify production to other regions or source the same product in multiple regions or implement potential tariff mitigation plans, the Company’s ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company’s dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, geopolitical conditions including global conflicts or wars such as the Israel-United States and Iran conflict, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company’s reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, the Company’s ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, divestitures and global restructuring plans, the risks of significant tariffs or other restrictions continuing to be placed on imports from China, Vietnam or Mexico and any retaliatory measures taken by these countries, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other sustainability matters, the risks associated with significant changes in or the Company’s compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the risks associated with product recalls, product liability, class actions and other claims against the Company, the Company’s dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with regulatory changes in Bermuda, including economic substance and tax governance requirements, the risks associated with accounting for tax positions and the resolution of tax disputes, and associated financial risks including but not limited to, the risks to the Company’s business, liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under and compliance with its credit facility, including debt covenants, significant additional impairment of the Company’s goodwill, indefinite-lived and definite-lived intangible assets and other long-lived assets, projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount, increased costs of raw materials, energy and transportation, and risks associated with foreign currency exchange rate fluctuations. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. Additional Important Information This document does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. No tender offer for the shares of the Company has commenced at this time. If a tender offer is commenced, the Company may file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Any solicitation/recommendation statement filed by the Company that is required to be mailed to shareholders will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. This document is neither a solicitation of a proxy nor a substitute for any proxy statement or other filing that may be made with the SEC. In the future, the Company may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Certain Information Regarding Participants This document is neither a solicitation of a proxy nor a substitute for any proxy statement or other filing that may be made with the SEC. Nevertheless, the Company and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC. Information regarding such persons who may be considered participants, including a description of their direct or indirect interests, by security holdings or otherwise, may be found in the Company’s DEF14A Proxy Statement for the 2026 Annual General Meeting of Shareholders (the “2026 Proxy Statement”), which was filed with the SEC on June 24, 2026 and is available here, under the headings “Nominees for the Election of Directors,” “Corporate Governance,” “Director Compensation,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” “Related Person Transactions,” and “Proposal 3: Approval of an Amendment to the Helen of Troy Limited 2025 Stock Incentive Plan to Increase the Plan’s Shares Available for Issuance.” Additionally, the following Statement of Changes in Beneficial Ownership on Form 4 were filed on September 2, 2026 after the filing of the 2026 Proxy Statement and update the holdings of each respective director noted: Krista L. Berry, Thurman K. Case, Tabata L. Gomez, Elena B. Otero, Beryl B. Raff, and Darren G. Woody. Initial Statement of Beneficial Ownership in Securities on Form 3 and Statement of Changes in Beneficial Ownership on Form 4 were filed on September 2, 2026 after the filing of the 2026 Proxy Statement and update the holdings of each respective director noted: Marlo M. Cormier and Mitchell E. Fadel. A Statement of Changes in Beneficial Ownership on Form 4 was filed on September 4, 2026 to update the holdings of G. Scott Uzzell, and a Statement of Changes in Beneficial Ownership on Form 4 was filed on October 7, 2026 to update the holdings of Brian L. Grass. These documents can be obtained free of charge as described above through the website maintained by the SEC at http://www.sec.gov. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials related to such matters if and when they are filed with the SEC when they become available. Investor: Helen of Troy Limited Anne Rakunas, Sr. Director, Investor Relations & Corporate Communications investors@helenoftroy.com ICR, Inc. Allison Malkin, Partner investors@helenoftroy.com Media: Joseph Sala / Adam Pollack Joele Frank, Wilkinson Brimmer Katcher 212-355-4449